Dividends and other reserves	6 Months Ended
Dec. 31, 2019
Share Capital, Reserves And Other Equity Interest [Abstract]
Dividends and other reserves
Dividends and other reserves

	Six months ended 31 December 2019	Six months ended 31 December 2018
	£ million	£ million
Amounts recognised as distributions to equity shareholders in the period
Final dividend for the year ended 30 June 2019 of 42.47 pence per share (2018 - 40.40 pence)	1,006	993

An interim dividend of 27.41 pence per share (2018 - 26.10 pence) was approved by the Board of Directors on 29 January 2020. As the approval was after the balance sheet date, it has not been included as a liability.

Other reserves of £1,930 million at 31 December 2019 (2018 – £2,341 million) include a capital redemption reserve of £3,200 million (2018 – £3,176 million), a hedging reserve of £41 million surplus (2018 – £83 million deficit) and an exchange reserve of £1,311 million deficit (2018 – £752 million deficit).